Supplement dated February 17, 2015 to the

PNC Government Mortgage Fund Class I Shares Summary

Prospectus dated September 29, 2014

This Supplement provides new and additional information relating to the above-mentioned summary prospectus and should be read in conjunction with such summary prospectus.

Important Notice Regarding Change in Portfolio Managers

Effective immediately, under “Management of the Fund” for the PNC Government Mortgage Fund the “Portfolio Managers” section is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Years as Member of Fund’s Portfolio Management Team	Title
Sean T. Rhoderick, CFA	5	Managing Director and Chief Investment Officer of Taxable Fixed Income
Timothy D. Compan, Jr., CFA	5	Senior Portfolio Manager
Mark A. Lozina, CFA	12	Senior Portfolio Manager

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUM-FIGOVI-0215